SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

UTEK Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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UTEK CORPORATION

2109 Palm Avenue

Tampa, Florida 33605

Dear Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders on June 23, 2006, at 9:00 a.m., local time, at the Hilton Garden Inn, 1700 E. 9th Avenue, Tampa, Florida 33605. You will be asked to consider and vote upon the following proposals:

•	to elect nine directors; and

•	to approve the selection of Pender Newkirk & Company LLP as our registered independent public accounting firm for 2006.

All stockholders are encouraged to vote their shares, either by voting in person at the Annual Meeting of Stockholders or by completing, signing, dating and returning the proxy card enclosed.

We look forward to seeing you, and would like to take this opportunity to remind you that your vote is very important.

Sincerely,

CLIFFORD M. GROSS, Ph.D.

Chairman and Chief Executive Officer

Tampa, Florida

May 24, 2006

UTEK CORPORATION

2109 Palm Avenue

Tampa, Florida 33605

(813) 754-4330

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of UTEK Corporation:

The 2006 Annual Meeting of Stockholders of UTEK Corporation (the “Company”) will be held at the Hilton Garden Inn, 1700 E. 9th Avenue, Tampa, Florida 33605 on June 23, 2006, at 9:00 a.m., local time, for the following purposes:

1.	To elect nine (9) directors of the Company who will serve for one (1) year, or until their successors are elected and qualified;

2.	To ratify the selection of Pender Newkirk & Company LLP to serve as the registered independent public accounting firm for the Company for the year ending December 31, 2006; and

3.	To transact such other business as may properly come before the meeting.

You have the right to receive notice and to vote at the annual meeting if you were a stockholder of record at the close of business on May 15, 2006. Whether or not you expect to be present in person at the annual meeting, please sign the enclosed proxy and return it promptly in the envelope provided. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By Order of the Board of Directors,

CAROLE R. WRIGHT

Corporate Secretary

Tampa, Florida

May 24, 2006

This is an important annual meeting. To ensure proper representation at the annual meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the annual meeting, you still may attend the meeting and vote your shares in person.

UTEK CORPORATION

2109 Palm Avenue

Tampa, Florida 33605

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of UTEK Corporation (the “Company” or “UTEK”) for use at the Company’s 2006 Annual Meeting of Stockholders (the “Meeting”) to be held on June 23, 2006, at 9:00 a.m., local time, at the Hilton Garden Inn, 1700 E. 9th Avenue, Tampa, Florida 33605 and at any adjournments thereof. This Proxy Statement and the accompanying proxy card are first being sent to stockholders on or about May 24, 2006.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the executed proxy card, the shares covered by the proxy card will be voted for the election of the nominees as directors and for the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Corporate Secretary in writing, by submitting a properly executed, later-dated proxy or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares. If a broker, bank, or other institution or nominee holds your shares for your account (“Broker Shares”), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.	To elect nine (9) directors of the Company who will serve for one (1) year, or until their successors are elected and qualified;

2.	To ratify the selection of Pender Newkirk & Company LLP to serve as the registered independent public accounting firm for the Company for the year ending December 31, 2006; and

3.	To transact such other business as may properly come before the Meeting.

Voting Securities

You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on May 15, 2006 (the “Record Date”). On April 21, 2006, there were 8,893,254 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

If a majority of the shares entitled to vote are present at the Meeting, then a quorum has been reached and the Meeting can commence. If a quorum is not present at the Meeting, or if a quorum is present but there are not enough votes to approve any of the proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s). An abstention from the vote on an adjournment will have the same effect as a vote against the adjournment motion.

The affirmative vote of a plurality of the votes cast at the Meeting is required to elect the nine (9) nominees as directors. This means that the nine (9) nominees will be elected if they receive more affirmative votes than any other person. Because each director nominee is running unopposed, any nominee can be elected upon any affirmative vote regardless of whether such nominee receives more than 50% of the stockholder vote. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting is required to ratify the selection of the Company’s registered independent accounting firm for the fiscal year ending December 31, 2006. An abstention from voting on this proposal will have the effect of a negative vote with respect to this proposal.

Information Regarding this Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. The Company has requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company (without special compensation therefore).

Voting and Revocation of Proxies

If a stockholder is a corporation or partnership, the accompanying proxy card must be signed in the full corporate or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, the signer’s full title must be given and a certificate or other evidence of appointment must be furnished. If shares are owned jointly, each joint owner must sign the proxy card.

Any proxy duly given pursuant to this solicitation may be revoked by the stockholder, at any time prior to the voting of the proxy, by written notice to the Company’s Corporate Secretary, by a later dated proxy signed and returned by mail or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth certain information as of April 21, 2006, with respect to the beneficial ownership of the common stock by (i) each person known to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, (ii) each of the Company’s executive officers and directors and (iii) all of the Company’s executive officers and directors as a group.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned		Percentage Beneficially Owned
Interested Directors:
Clifford M. Gross	1,959,954	(2)	22.0%
Sam Reiber	56,550	(3)
Arthur Chapnik	18,750		*
Independent Directors:
Stuart Brooks	37,500	(4)	*
Kwabena Gyimah-Brempong	29,000	(5)	*
Holly Callen Hamilton	13,500	(6)	*
John Micek III	52,850	(7)	*
Keith A. Witter	19,950	(8)	*
Francis Maude (9)	—		—
Executive Officers:
Carole R. Wright	19,000	(10)	*
Douglas Schaedler	30,000	(11)	*
Jeffrey L. Taylor	4,500	(12)	*
All directors and executive officers as a group	2,241,554		25.2%

*	Less than 1%.
(1)	Unless otherwise indicated, the address of each person listed in this table is c/o UTEK Corporation, 2109 Palm Avenue, Tampa, Florida 33605.
(2)	1,947,254 shares of common stock are held by Clifford M. Gross and his wife, Elissa-Beth Gross, jointly by the entireties. 12,700 of those shares are held by Dr. and Mrs. Gross as custodians for their minor children under the Uniform Gifts to Minors Act.
(3)	Includes 25,000 shares of common stock issuable upon the exercise of options held by Mr. Reiber; 3,050 shares of common stock held in the name of Linsky & Reiber; and 500 shares held by the Moses Reiber Trust. Mr. Reiber is a partner of Linsky & Reiber, a law firm in Tampa, Florida, and a co-trustee of the Moses Reiber Trust.
(4)	Includes 25,000 shares of common stock issuable upon exercise of options held by Dr. Brooks.
(5)	Includes 1,500 shares of common stock held by Dr. Gyimah-Brempong and his wife and 15,000 shares of common stock issuable upon exercise of options held by Dr. Gyimah-Brempong.
(6)	Includes 12,500 shares of common stock issuable upon exercise of options held by Ms. Callen Hamilton and 1,000 shares held by her husband’s IRA.
(7)	Includes 25,000 shares of common stock issuable upon exercise of options held by Mr. Micek and 19,500 shares held by Silicon Prairie Partners, LP. Mr. Micek is the managing director of Silicon Prairie Partners, LP.
(8)	Includes 18,750 shares of common stock issuable upon exercise of options held by Mr. Witter and 1,000 shares of common stock held by his wife.
(9)	Francis Maude was appointed to the board of directors effective June 1, 2006. Upon such appointment, Mr. Maude will receive options to purchase 25,000 shares of the Company’s common stock, with options to purchase 6,250 shares vesting at the time of grant and options to purchase an additional 6,250 shares vesting on each anniversary of the grant date for three consecutive years.
(10)	Includes 14,000 shares of common stock held in the name of Myers & Wright, P.A., an accounting firm of which Ms. Wright is a partner; and 5,000 shares of common stock issuable upon the exercise of options held by Ms. Wright.
(11)	Includes 30,000 shares of common stock issuable upon exercise of options held by Mr. Schaedler.
(12)	Includes 4,500 shares of common stock issuable upon exercise of options held by Mr. Taylor.

Dollar Range of Securities Beneficially Owned By Directors and Executive Officers

Set forth below is the dollar range of equity securities beneficially owned by each director and executive officer of the Company as of April 21, 2006.

The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Name of Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)(3)
Interested Directors:
Clifford M. Gross	Over $1,000,000
Sam Reiber	$500,001-$1,000,000
Arthur Chapnik	$100,001-$500,000
Independent Directors:
Stuart M. Brooks	$500,001-$1,000,000
Kwabena Gyimah-Brempong	$100,001-$500,000
Holly Callen Hamilton	$100,001-$500,000
John C. Micek III	$500,001-$1,000,000
Keith A. Witter	$100,001-$500,000
Francis Maude (4)	—
Executive Officers:
Carole R. Wright	$100,001-$500,000
Douglas Schaedler	$100,001-$500,000
Jeffrey L. Taylor	$50,001-$100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.
(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.
(3)	The dollar range of equity securities owned by each director in the Company is based on the closing price of the company’s common stock $14.15 per share on April 21, 2006 on the American Stock Exchange.
(4)	Francis Maude was appointed to the board of directors effective June 1, 2006. Upon such appointment, Mr. Maude will receive options to purchase 25,000 shares of the Company’s common stock, with options to purchase 6,250 shares vesting at the time of grant and options to purchase an additional 6,250 shares vesting on each anniversary of the grant date for three consecutive years.

PROPOSAL 1: ELECTION OF DIRECTORS

In April 2006, the Company’s board of directors determined to expand its membership to nine members from eight members. The board of directors appointed Francis Maude to fill the vacancy created by such expansion. Such appointment becomes effective on June 1, 2006.

Directors are elected for a term of one year expiring at the following annual meeting of stockholders. Directors serve until their successors are elected and qualified. The current directors, Clifford M. Gross, Sam Reiber, Stuart M. Brooks, Kwabena Gyimah-Brempong, Arthur Chapnik, Holly Callen Hamilton, John Micek III, Keith A. Witter and Francis Maude have been nominated for election for a one-year term expiring in 2007. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company. Francis Maude was appointed as a director of the Company effective June 1, 2006.

A stockholder can vote for or withhold his or her vote from any or all of the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of all the nominees named below. If any of the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons as are nominated as replacements. Each nominee has agreed to be named in this Proxy Statement and to serve as a director if elected. The board of directors has no reason to believe that any of the persons named will be unable or unwilling to serve.

The affirmative vote of a plurality of the votes cast at the Meeting is required to elect the nine (9) nominees as directors. This means that the nine (9) nominees will be elected if they receive more affirmative votes than any other person. Because each director nominee is running unopposed, any nominee can be elected upon any affirmative vote regardless of whether such nominee receives more than 50% of the stockholder vote.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES AS NAMED IN THIS PROXY STATEMENT.

Information about the Nominees

Certain information with respect to each of the nine nominees for election at the Meeting is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each nominee holds, and the year in which each nominee became a director of the Company.

In addition, the nominees for election as directors of the Company have been divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Moreover, the board of directors has determined that Stuart M. Brooks, Kwabena Gyimah-Brempong, Holly Callen Hamilton, John Micek III, Keith A. Witter and Francis Maude are “independent directors” within the meaning of Section 121(A) of the American Stock Exchange Company Guide.

Nominees

Interested Directors

Clifford M. Gross, Ph.D., 48, has served as the Company’s Chief Executive Officer and Chairman of the Board of Directors since 1997. Dr. Gross received his Ph.D. from New York University in 1981, and from 1982 to 1984 Dr. Gross served as the Acting Director of the Graduate Program in Ergonomics and Biomechanics at New York University. From 1984 to 1985, Dr. Gross served as the Chairman of the Department of Biomechanics at New York Institute of Technology. In 1985, Dr. Gross founded and served as Chief Executive Officer of the Biomechanics Corp. of America until 1995. From 1996 to 1997, Dr. Gross served as a research professor and Director of the Center for Product Ergonomics at the University of South Florida. Dr. Gross holds 18 patents and has authored numerous publications. Dr. Gross is an interested director because he is the Chief Executive Officer of the Company and owns, controls, or holds, directly or indirectly, more than 5% of the Company’s common stock. Dr. Gross’ father-in-law, Arthur Chapnik, is also a director of the Company.

Sam Reiber, J.D., 59, has served as the Company’s Vice President since December 2000 and has served as the Company’s General Counsel since 1997 and as a director since May 1998. Mr. Reiber is a founding partner of Linsky & Reiber, a law firm located in Tampa, Florida. Mr. Reiber has conducted a diversified practice of law in Tampa for 25 years. He received a Bachelor’s degree in economics from the University of Minnesota in 1969 and a Juris Doctor from the William Mitchell College of Law in 1974. Mr. Reiber is an interested director because he is the Vice President and the General Counsel of the Company and because his law firm, Linsky & Reiber, has acted as legal counsel for the Company.

Arthur Chapnik, 66, has served as a director since May 1998. Mr. Chapnik is also the President of Harrison McJade & Co., Ltd., an apparel design and marketing company. Mr. Chapnik served as President of Samsung USA’s women’s apparel division from 1988 to 1990. Mr. Chapnik is an interested director because he is Dr. Gross’ father-in-law.

Independent Directors

Stuart M. Brooks, M.D., 69, has served as a director since May 1998 and also serves as laison to the Company’s Scientific Advisory Board. Since September 1998, he has served as a Professor of Medicine and Public Health and Director of the NIOSH Educational and Research Center at the University of South Florida.

Kwabena Gyimah-Brempong, Ph.D., 56, has served as a director since May 1998. Between May 1998 and December 1998, Dr. Gyimah-Brempong served as the Director of University Partnerships and was responsible for helping University Partnerships build relationships with American universities. Since 1994, Dr. Gyimah-Brempong has been a Professor of Economics at the University of South Florida School of Business. Dr. Gyimah-Brempong is currently economics program director at the National Science Foundation. Dr. Gyimah-Brempong has served as a consultant to many international organizations, including the United Nations’ Economic Commission for Africa, Stockholm International Peace Research Institute, and African Capacity Building Foundation.

Holly Callen Hamilton, 57, has served as a director since September 2004 and is the founder and President of Callen & Associates Financial Services, Inc., an investment firm specializing in the areas of venture capital, private placement offerings, retirement planning and charitable giving. Prior to founding Callen & Associates, Ms. Callen Hamilton was affiliated with Paine Webber from 1981 to 1983, where she was tax planning and insurance products coordinator. From 1991 to 1996, Ms. Callen Hamilton was the Director of Development and Fundraising for the University of Minnesota Women’s Athletic Department. Ms. Callen Hamilton has a B.S. from Indiana University and an M.A. from the University of Illinois.

John Micek III, J.D., 53, has served as a director of the Company since June 2001. Since 2000, he has been a managing director of Silicon Prairie Partners, LP, a venture fund. Since September 1998, Mr. Micek has also served as President of JAL Enterprises (formerly Universal Assurors, Inc.), a member company of Universal Group, Inc., a Midwest group of insurance companies. From July 1997 to July 1998, he served as Chief Operating Officer for Protozoa, Inc., a digital media and animation company. From April 1994 to February 1997, Mr. Micek was General Counsel for Enova Systems, Inc., a developer and manufacturer of digital power management and conversion systems for mobile and stationary applications. He also serves as a director of Armanino Foods of Distinction, Inc., a public company that produces and markets frozen and refrigerated food products. He received a Bachelor of Arts degree in History from the University of Santa Clara in 1974 and a Juris Doctorate from the University of San Francisco School of Law in 1979.

Keith A. Witter, J.D., 58, has served as a director of the Company since April 2003. Since 1982, Mr. Witter has been the President of FFP Investment Advisors, Inc., a financial services company. Mr. Witter is an attorney specializing in business, estate, and financial planning. From 1975 to 1980, he served as partner at the Dunlap Law Office in Rochester, Minnesota. From 1973 to 1975, he worked as an accountant after receiving his undergraduate degree at Gustavus Adolphus College in Business Administration and his law degree from the University of Minnesota. Mr. Witter serves as a director of Voice and Wireless Corporation.

Francis Maude, 52, was appointed as a director of the Company effective June 1, 2006. Since 1983, Mr. Maude has served as a Member of the Parliament of the United Kingdom. He is also the Chairman of the Conservative Party, one of the two main political parties in the United Kingdom. He has served in numerous senior government positions in the United Kingdom, including as the Minister for Corporate and Consumer Affairs at the Department of Trade and Industry, the Minister of State at the Foreign and Commonwealth Office and the Financial Secretary to the Treasury. He is currently the Chairman of Prestbury Holdings plc, a financial services company. Jubilee Investment Trust plc, an investment trust, Hemisphere Property Fund, a property investment company, and The Mission Marketing Group, an advertising company. He is also the Deputy Chairman of Benfield Group Ltd., a reinsurance brokerage. In addition, Mr. Maude is currently a director of Mediasurface plc, a management software company, Benfield Ltd., a subsidiary of Benfield Group Ltd., Conservatives for Change Ltd., a political forum, and Globalink International Ltd, a telecommunications services company. He has also served as a director of ASDA Group plc, a retail company, Morgan Stanley (UK), Salomon Brothers (UK), Incepta Group plc (where he was Chairman prior to its merger with Huntsworth plc), and Huntsworth plc, investment banking companies, Dynamis plc, a web-based marketplace, The Spectator (1828) Ltd., a magazine publishing company, Policy Exchange Ltd., an investment company, and Performing Business Ltd., an internal corporate communications firm. Mr. Maude received degrees from Corpus Christi College, University of Cambridge and the College of Law in the United Kingdom.

Meetings of the Board of Directors and Committees

The Company’s board of directors has established an audit committee, a budget committee and a compensation committee. During 2005, the board of directors held ten board meetings. All directors attended at least 75% of the aggregate number of meetings of the board of directors and applicable committee meetings on which each director served, except for Stuart Brooks who attended 50% of the meetings. The Company requires each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders. Each of the directors, except for Francis Maude who was not appointed to the board until 2006, was present at the Company’s 2005 Annual Meeting of Stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by the board of directors. The charter sets forth the responsibilities of the audit committee. Among other things, the audit committee is responsible for the appointment, compensation and retention and oversight of the work of the Company’s registered independent public accounting firm. The audit committee met four times during 2005. The audit committee is presently composed of three persons, including John Micek III, Kwabena Gyimah-Brempong and Keith Witter, all of whom are considered independent under the rules promulgated by the American Stock Exchange. The board of directors has determined that John Micek III is an “audit committee financial expert” as defined under Item 401 of Regulation S-K of the Securities Exchange Act of 1934.

Budget Committee

The budget committee is responsible for annually reviewing the budget of the Company and making recommendations to the board of directors regarding its approval of the budget. The budget committee is presently composed of Holly Callen Hamilton, Keith Witter and Kwabena Gyimah-Brempong, all of whom are independent under the rules promulgated by the American Stock Exchange. The budget committee met three times during 2005.

Compensation Committee

The compensation committee operates pursuant to a charter approved by the board of directors. The compensation committee reviews and approves annual salaries and bonuses for all officers, reviews, approves and recommends to the board of directors the terms and conditions of any employee benefit plans or changes thereto, administers the Company’s stock option plans and carries out the responsibilities required by the rules of the American Stock Exchange. The compensation committee is presently composed of three persons, Stuart Brooks, Holly Callen Hamilton and Keith Witter, all of whom are considered independent under the rules promulgated by the American Stock Exchange. The compensation committee met four times during 2005.

Nominating Committee

The Company does not have a nominating committee. A majority of the Company’s independent directors, in accordance with the rules promulgated by the American Stock Exchange, recommends candidates for election as directors. The Company does not currently have a written policy with regard to the nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received.

In evaluating director nominees, the Company’s independent directors consider the following factors:

•	the appropriate size and composition of the Company’s board of directors;

•	whether the person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, or “independent” under the rules promulgated by the American Stock Exchange;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills, and experience of nominees in light of prevailing business conditions and the knowledge, skills, and experience already possessed by other members of the board of directors;

•	experience with accounting rules and practices;

•	appreciation of the relationship of the Company’s business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The board of directors’ goal is to assemble a board of directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the independent directors of the board of directors may also consider such other factors as they may deem to be in the best interests of the Company and its stockholders. The board of directors also believes it is appropriate for certain key members of the Company’s management to participate as members of the board of directors.

The independent directors of the board of directors identify nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of the board of directors does not wish to continue in service or if the independent directors or the board of directors decides not to re-nominate a member for re-election, the independent directors will identify the desired skills and experience of a new nominee in light of the criteria above. The entire board of directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

In April 2006, the Company’s board of directors determined to expand its membership to nine members from eight members. The board of directors appointed Francis Maude to fill the vacancy created by such expansion. Such appointment becomes effective on June 1, 2006. Mr. Maude was recommended by Clifford M. Gross, the Company’s chairman and chief executive officer.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s Corporate Secretary. However, if stockholders feel their questions have not been addressed, they may communicate with the Company’s board of directors by sending their communications to an individual director(s) or to the Company’s board of directors, c/o Corporate Secretary, 2109 Palm Avenue, Tampa, Florida 33605. All stockholder communications received by our Corporate Secretary in this manner will be delivered to the individual director(s) or to the Company’s board of directors.

Committee Charters and Other Corporate Governance Materials

The board of directors has adopted a charter for the audit committee and compensation committee. In addition, each executive officer, director and employee of the Company is subject to the Company’s Business Conduct and Code of Ethics. Links to these materials are available on the Company’s website at www.utekcorp.com.

Officers

The following information, as of April 21, 2006, pertains to the Company’s executive officers who are not directors of the Company.

Carole R. Wright, C.P.A., age 44, has served as the Company’s Secretary and Treasurer since June 1999 and as the Company’s Chief Financial Officer since March 2003. Ms. Wright also served as Chief Financial Officer of the Company from June 1999 until February 2001. Ms. Wright is also a partner of Myers, & Wright, P.A., conducting a diversified accounting practice in Tampa, Florida for over 15 years. She received her Bachelor of Science degree in accounting from the University of Tampa.

Douglas Schaedler, age 34, was appointed as the Company’s Vice President on March 15, 2004 and on July 9, 2004 was appointed as the Company’s Chief Operating Officer and Chief Compliance Officer. Prior to joining UTEK, Mr. Schaedler served as a Principal at Praxis Capital Ventures, LP, a private equity firm providing growth capital to emerging companies. Previously, he was the Director of Corporate and Strategic Development at Verticalnet, Inc., a provider of supply management solutions to companies, and was a founder of BuyersUnite, an innovative purchasing aggregation firm. Mr. Schaedler received a B.A. from Tufts University and an M.B.A. from the University of Chicago, Graduate School of Business. He is a Chartered Financial Analyst (CFA).

Jeffrey L. Taylor, C.P.A., age 39, has served as the Company’s Vice President of Finance since September 2005. Prior to joining UTEK, Mr. Taylor held various roles in Deloitte & Touche since 1993. Most recently Mr. Taylor served as Professional Practice Director of Deloitte’s member firm in Russia and prior to that as Senior Manager in the firm’s national office based in Connecticut. He received his Bachelor of Science degree in accounting from San Diego State University.

Compensation of Executive Officers and Directors

Compensation Table. The following table sets forth compensation that the Company paid during the year ended December 31, 2005 to all the directors and the three highest paid executive officers of the Company (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Name and Position	Aggregate Compensation from the Company (1)(2)	Securities Underlying Options (3)	Pension or Retirement Benefits Accrued as Part of Company Expenses	Directors Fees Paid by the Company
Interested Directors:
Clifford M. Gross
Chairman and Chief Executive Officer	$375,000	—	$9,083	$—
Sam Reiber
Vice President and General Counsel	44,000	—	1,200
Arthur Chapnik
Director	—	—		5,000
Independent Directors:
Stuart M. Brooks
Director	—	—		7,000
Kwabena Gyimah-Brempong
Director	—	—	—	22,000
John Micek III
Director	—	—	—	35,000
Holly Callen Hamilton
Director	—	—	—	9,000
Keith A. Witter
Director	—	—	—	24,000
Francis Maude (4)
Director	—	—	—	—
Executive Officers:
Carole R. Wright
Chief Financial Officer, Treasurer and Corporate Secretary	99,000	—	2,850	—
Douglas Schaedler
Chief Operating Officer and Chief Compliance Officer	234,273	30,000	6,667	—

(1)	The amounts included herein include salary and bonus.
(2)	There were no perquisites paid by the Company in excess of the lesser of 50,000 or 10% of the Compensated Person’s total and salary and bonus for the year.
(3)	See also “Stock Option Awards” detailed below.
(4)	Francis Maude was appointed to the board of directors effective June 1, 2006. As a result, Mr. Maude received no compensation from the Company during 2005.

Compensation of Non-Officer Directors

Each non-officer director receives an annual retainer of $7,500 for serving as a director. Non-officer directors also receive $15,000 for serving on the audit committee ($30,000 for the Chairman of the audit committee) and $2,000 for serving on the budget and compensation committees. Non-officer directors are also eligible for stock option awards under the Company’s Amended and Restated Non-Qualified Stock Option Plan.

Stock Option Awards

The following tables set forth the details relating to option grants in 2005 to Compensated Persons under the Company’s stock option plans, and the potential realizable value of each grant, as prescribed to be calculated by the SEC. See “Stock Option Plans.”

The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Name	Number of Securities Underlying Options Granted		Percent of Total Options Granted in 2005 (3)	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Appreciation Over 5-Year Term (4)
						5%	10%
Interested Directors:
Clifford M. Gross	—		—	—	—	—	—
Sam Reiber	—		—	—	—	—	—
Arthur Chapnik	—		—	—	—	—	—
Independent Directors:
Stuart Brooks	—		—	—	—	—	—
John Micek III	—		—	—	—	—	—
Kwabena Gyimah-Brempong	—		—	—	—	—	—
Keith A. Witter	—		—	—	—	—	—
Holly Callen Hamilton	—		—	—	—	—	—
Francis Maude (1)	—		—	—	—	—	—
Executive Officers:
Carole R. Wright	—		—	—	—	—	—
Douglas Schaedler	30,000	(2)	15.4%	$15.34	03/07/10	$127,145	$280,957

(1)	Francis Maude was appointed to the board of directors effective June 1, 2006. As a result, he did not receive any option grants in 2005. Upon such appointment, Mr. Maude will receive options to purchase 25,000 shares of the Company’s common stock, with options to purchase 6,250 shares vesting at the time of grant and options to purchase an additional 6,250 shares vesting on each anniversary of the grant date for three consecutive years.
(2)	Options granted vest based upon achieving certain performance targets. 15,000 options vested in 2005, and 15,000 options will vest upon our achieving additional financial targets.
(3)	In 2005, the Company granted options to purchase a total of 195,000 shares.
(4)	Potential realizable value is calculated on 2005 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the SEC. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by the Company of the option holder. The potential realizable value will not necessarily be realized.

Option Exercises and Year-End Option Values

The following table sets forth the details of option exercises by Compensated Persons during 2005 and the values of those unexercised options at December 31, 2005.

The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

	Shares Acquired Upon Exercise	Value Realized (1)	Number of Securities Underlying Unexercised Options		Value of Unexercised In-the-Money Options(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Interested Directors:
Clifford M. Gross	100,000	$850,000	—	—	—	—
Sam Reiber	63,000	482,325	25,000	5,000	$163,000	—
Arthur Chapnik	—	—	6,250	—	41,813	—
Independent Directors:
Stuart Brooks	—	—	25,000	—	167,250	—
John Micek III	—	—	25,000	—	167,250	—
Kwabena Gyimah-Brempong	6,250	39,320	15,000	—	100,350	—
Keith A. Witter	—	—	18,750	6,250	127,500	42,500
Holly Callen Hamilton	—	—	12,500	12,500	—	—
Francis Maude (3)	—	—	—	—	—	—
Executive Officers:
Carole R. Wright	—	—	5,000	5,000	—	—
Douglas Schaedler	—	—	30,000	30,000	—	—

(1)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.
(2)	Value of unexercised options is calculated as the closing market price of $13.79 on December 31, 2005, net of the option exercise price, but before any tax liabilities or transaction costs. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 31, 2005.
(3)	Francis Maude was appointed to the board of directors effective June 1, 2006. As a result, he did not hold any options to purchase shares of the Company’s common stock prior to such appointment. Upon such appointment, Mr. Maude will receive options to purchase 25,000 shares of the Company’s common stock, with options to purchase 6,250 shares vesting at the time of grant and options to purchase an additional 6,250 shares vesting on each anniversary of the grant date for three consecutive years.

Stock Option Plans

The Company has two stock option plans: the UTEK Corporation Amended and Restated Employee Stock Option Plan originally adopted in 1999 (the “1999 Plan”) and the Amended and Restated Non-Qualified Stock Option Plan of UTEK Corporation originally adopted in 2000 (the “2000 Plan”). The stockholders of the Company approved amendments increasing the number of shares available for issuance upon the exercise of options under each plan at the 2004 Annual Meeting of Stockholders which was held on June 25, 2004 and under the 1999 Plan at the 2005 Annual Meeting of Stockholders which was held on August 12, 2005.

The purpose of the 1999 Plan is to enable the Company to compete successfully in attracting, motivating and retaining employees with outstanding abilities. The 1999 Plan is administered by the Compensation Committee.

Under the 1999 Plan, the Company is authorized to issue options to purchase up to 1,385,000 shares of the Company’s common stock. All officers and other salaried employees who are regularly employed by the Company are eligible to participate in the 1999 Plan. The Company may grant both incentive stock options within the meaning of Section 422 of the Internal Revenue Code and stock options that do not qualify for incentive treatment under the Internal Revenue Code.

The exercise price of each incentive stock option under the plan will be determined by the Compensation Committee, but will not be less than 100% of the current market value of the common stock on the date of grant (or 110% in the case of an employee who at the time owns more than 10% of the total combined voting power of all classes of capital stock). The non-qualified option exercise price will be determined by the Compensation Committee, but will not be less than 100% of the current market value of the common stock on the date of grant.

Under the 2000 Plan, the Company is authorized to issue options to purchase up to 315,000 shares of the Company’s common stock. All officers and other salaried employees of the Company are eligible to participate in the 2000 Plan. In addition, non-officer directors are eligible to participate in the 2000 Plan in accordance with the provisions of the Investment Company Act of 1940.

The Company may grant under the 2000 Plan only stock options that do not qualify for incentive treatment under Section 422 of the Internal Revenue Code. The exercise price for the 2000 Plan options will be determined by the Compensation Committee, but will not be less than 100% of the current market value of the common stock on the date of grant.

Any non-officer director that is elected or appointed to the Company’s board of directors will receive options to purchase 25,000 shares of common stock upon his or her election or appointment, with options to purchase 6,250 shares of common stock vested at the time of grant and an option to purchase an additional 6,250 shares of common stock vesting on each anniversary of the grant for three consecutive years.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2005, with respect to compensation plans under which the Company’s equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	504,767	$11.16	745,983
Equity compensation plans not approved by security holders	—	—	—
Total	504,767	$11.16	745,983

Employment Agreements

On September 1, 2004, the Company entered into a three-year employment agreement, effective September 1, 2004, with the Company’s Chairman and Chief Executive Officer, Dr. Gross. Under the terms of the employment agreement, Dr. Gross will receive an annual base salary of $300,000. In addition to his base salary, Dr. Gross will receive a reasonable allowance for an automobile for the duration of the employment agreement.

The employment agreement provides that if (i) Dr. Gross is terminated or requested or forced to resign during the term of the employment agreement, (ii) the employment agreement is not renewed at the end of its term by either party or (iii) Dr. Gross is terminated by the Company for cause or (iv) the Company shall terminate Dr. Gross’s employment in any way that is a breach of the employment agreement, then Dr. Gross shall receive a severance payment equal to the number of years Dr. Gross has worked for the Company times $50,000 per year, “grossed-up” to cover any tax liability on such severance payment. In addition, all stock options held by Dr. Gross accelerate and become immediately vested, and the Company will be obligated to file a registration statement with the SEC to register any unregistered securities of the Company held by Dr. Gross. If we terminate Dr. Gross for cause, then he will not receive a severance payment.

The employment agreement also provides that in the event of a “change of control,” Dr. Gross will be entitled to receive a one-time bonus equal to twice his annual salary, “grossed-up” to cover any tax liability on such bonus. In addition, all stock options held by Dr. Gross accelerate and become immediately vested upon a change of control, and the Company will be obligated to file a registration statement with the SEC to register any unregistered securities of the Company held by Dr. Gross. A “change of control” occurs as defined in the employment agreement when: (i) a person or group becomes the beneficial owner of more than 30% of the Company’s outstanding securities; (ii) at any time that the board nominated slate of directors is not elected; (iii) the Company consummates a merger in which it is not the surviving entity; or (iv) substantially all of the Company’s assets are sold or the Company’s stockholders approve the dissolution or liquidation of the Company.

The employment agreement obligates the Company to nominate Dr. Gross to serve as Chairman of the Company’s Board of Directors during the term of the employment agreement.

In consideration of the benefits provided under the employment agreement, Dr. Gross has agreed to protect the Company’s confidential or secret information and, during the period of employment and one year thereafter, not to compete with the Company.

On March 8, 2006, the Company entered into a one year employment agreement, effective March 8, 2006, with the Company’s Chief Operating Officer and Chief Compliance Officer, Mr. Schaedler. Under the terms of the employment agreement, Mr. Schaedler will receive an annual salary of $175,000. In addition to his base salary, Mr. Schaedler will receive: (i) a commission of 3% on strategic alliance sales; (ii) a cash bonus of up to $105,000 if certain performance targets are met; and (iii) a matching contribution of up to 3% of Mr. Schaedler’s salary for participation in the Company’s retirement plan.

Either party may terminate the employment agreement for any reason by giving the other party 90 days written notice. The Company may also terminate the employment agreement immediately for cause which includes, but is not limited to, fraud, breach of fiduciary duty, conviction of a crime or similar conduct. If Mr. Schaedler is terminated for any reason, he will be entitled to receive payment from the Company for services he performed under the employment agreement prior to such termination date as well as a lump sum payment equal to 90 days of compensation.

In consideration of the benefits provided under the employment agreement, Mr. Schaedler has agreed to protect the Company’s confidential or secret information and, during the period of employment and one year thereafter, not to compete with the Company.

Key Man Life Insurance

The Company has obtained “key man” life insurance policies in the amount of $500,000 on each of Messrs. Gross and Schaedler. During 2005, the Company paid $1,460 in premiums on the policies, which is not considered compensation to the individuals. The Company is the owner and beneficiary of each of policies.

Certain Relationships and Related Party Transactions

Sam Reiber, the Company’s Vice President and General Counsel and a director of the Company, is also a partner with the law firm Linsky & Reiber in Tampa, Florida. Linsky & Reiber has received approximately $57,598 in compensation during the past fiscal year for services performed for the Company and holds 3,050 shares of the Company’s common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the SEC, the American Stock Exchange and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons, all Section 16(a) filing requirements applicable to such persons were complied with, except that Holly Callen Hamilton, John Micek and Keith Witter, members of the Company’s board of directors, and Doug Schaedler, the Company’s chief operating officer and chief compliance officer, failed to timely file their Form 4s from previous periods, and that Sam Reiber, the Company’s vice president and general counsel and a member of the Company’s board of directors, Carole Wright, the Company’s chief financial officer, treasurer and corporate secretary, Mr. Micek and Mr. Schaedler failed to timely file their Form 3s from previous periods.

Scientific Advisory Council

The principal purpose of our Scientific Advisory Council is to assist our management in the evaluation of new technologies. As of December 31, 2005, our Scientific Advisory Council consisted of the following members:

Name	Title	Expertise
Albert J. Anthony, D.M.D.	Dentist, Retired	Dentistry and dental equipment

Regis J. Bates, Jr.	President, TC International Consulting, Inc.	Telecommunications and information systems

Jeffrey Bleil, Ph.D.	Chief Technology Officer and Executive Director of the Science Advisory Council of UTEK Corporation	Cell and developmental biology

A. Peter Blicher, Ph.D.	Independent Consultant in Computer Vision	Computer vision with emphasis on face recognition and biometrics

Sir Tom L. Blundell, Ph.D., FRS	Professor and Head of the Department of Biochemistry, University of Cambridge	Biomedicine, crystallography, structural biology, bioinformatics and environmental pollution

Lawrence Bodenstein, M.D., Ph.D.	Pediatric Surgeon, Children’s Hospital of New York-Presbyterian; Faculty Member of Columbia University	Pediatric surgery, modeling of morphogenesis and cell patterning

Alain M. Boudet, Ph.D.	Professor, University of Paul Sabatier	Cell and molecular plant biology

Russell Brantman, Ph.D.	Engineering Technology Consultant	Mechanical engineering; systems engineering; vehicle safety systems; crash simulations

Stuart Brooks, M.D.	Professor, University of South Florida	Board Liaison for the Science Advisory Council

Marcel J. Crochet, Ph.D.	Recteur, Université Catholique de Louvain Louvain-la-Nueve, Belgium	Fluid mechanics

Tzann T. Fang, M.D.	Physician, Bakersfield Hematology & Medical Oncology	Medical oncology, hematology, internal medicine

S. Anders Flodström, Ph.D.	President, Kungl Tekniska Högskolan Royal Institute of Technology, Stockholm, Sweden	Solid state and semiconductor physics

Glenn Goldstein, M.D.	Medical Director of Luftansa Airlines	Physiatry, rehabilitation medicine, aviation medicine

Name	Title	Expertise
Hector J. Gomez, M.D., Ph.D.	Chairman of the Board of Directors, DNAprint Genomics	Pharmacology, drug development, pharmacogenomics,

Ralph S. Greco, M.D.	Head of Surgery—Stanford University Medical School	Endocrine and gastrointestinal surgery

Leslie Greengard, M.D., Ph.D.	Professor Mathematics at the Courant Institute, New York University	Mathematical biology, computational chemistry, applied and computational mathematics and partial differential equations

Said I. Hakky, M.D.	Staff Urologist, Bay Pines V.A. Center; Asst. Professor of Urology, University of South Florida	Urology

Jui-Sung Hung, M.D., F.A.C.C.	Professor, China Medical College Hospital	Cardiology

Walter Kohn, Ph.D.	Nobel laureate; Professor, University of California at Santa Barbara	Chemistry

Gerald Krueger, Ph.D., CPE	Principal Scientist/Ergonomist	Human performance enhancement, human systems design.

Yun-Fan Liaw, M.D.	Professor of Medicine, Chang Gung Medical College	Gastroenterology, hepatology.

Gary S. Margules, Sc.D.	Assistant Provost for Technology Transfer & Industry Research, University of Miami, Florida	Engineering science, medical devices, biomedical science, heath care industry

Vince Mazzeo, M.D.	Radiologist, Boca Raton Community Hospital	Medical imaging, radiology

Sharrell L. Mikesell, Ph.D.	Executive Director, Ohio Polymer Strategy Council	Polymer sciences

O. Norman Nesheim, Ph.D.	Professor, University of Florida	Pesticide regulation and safety management, food and water safety

George R. Newkome, Ph.D.	Vice President for Research & Dean, Graduate School, University of Akron	Organic chemistry and polymer chemistry

Peter Normington	President, Consultar, Inc.	Semiconductor equipment and manufacturing

Dennis R. Pape, Ph.D.	President, AlphaLaunch	Optics, photonics, optical networks, acoustics and electronics

Name	Title	Expertise
Penio S. Penev, Ph.D.	Research Staff Member, NEC Laboratories, Princeton, New Jersey	Biometrics, optical imaging, computerized facial recognition

Caroline Popper, M.D., MPH	Independent Consultant	Biotechnology and business development

Fritz B. Prinz, Ph.D.	Chairman, Mechanical Engineering Department at Stanford University; Rodney H. Adams Professor in the Departments of Mechanical Engineering, Materials Science and Engineering	Mechanical engineering

Charles Proctor, Ph.D., P.E.	Owner, Proctor Engineering Research & Consulting	Orthopedic implants and devices

Peter Reischl, Ph.D.	Professor, San Jose State University	Electrical engineering, power electronics and controls high frequency energy conversion

Philip Ross	CEO and Director, Cordless Group, UK	Communications technologies and cordless applications

Brian B. Schwartz, Ph.D.	Professor, City University of New York	Physics and material science

Victor Silva, M.D.	Spartan Securities Group	Hemato—Pathology, Pathology and Blood Banking

Eugene Starr, Ph.D.	Immunological Diagnostics Consultant	Microbiology, immunology, diagnostics

Ian Wells	Independent Consultant	Engineering physics

Michael Zaworotko, Ph.D.	Professor, University of South Florida	Nanotechnology, crystal engineering, x-ray crystallography

PROPOSAL 2:

RATIFICATION OF

SELECTION OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

The audit committee and the disinterested members of the board of directors have selected Pender Newkirk & Company LLP as the registered independent public accounting firm for the Company for the year ending December 31, 2006. If the stockholders ratify the selection of Pender Newkirk & Company LLP as the Company’s registered independent public accounting firm, Pender Newkirk & Company LLP also will be the registered independent public accounting firm for all subsidiaries of the Company.

Pender Newkirk & Company LLP has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries. It is expected that a representative of Pender Newkirk & Company LLP will be present, will have the opportunity to make a statement if he or she so desires, and will be available to answer questions at the Meeting.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Pender Newkirk & Company LLP as the registered independent public accounting firm of the Company.

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE TO RATIFY THE SELECTION OF PENDER NEWKIRK & COMPANY LLP AS REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE COMPANY.

The following are aggregate fees billed to the Company by Pender Newkirk & Company LLP in 2005 and 2004:

	Fiscal Year Ended December 31, 2005	Fiscal Year Ended December 31, 2004
Audit Fees	$137,353	$137,599
Audit Related Fees	18,791	6,429
Tax Fees	14,226	9,537
All Other Fees	—	—

Total Fees	$170,370	$153,565

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by independent auditors in connection with statutory and regulatory findings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, registration statements, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees. All other fees consist of fees for products and services other than the services reported.

Report of the Audit Committee

The audit committee oversees the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements of the Company with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In accordance with its charter, the audit committee’s policy is to expressly pre-approve all audit and permissible non-audit services provided by the Company’s registered independent public accounting firm before the registered independent public accounting firm is engaged by the Company to provide any such services. These services may include audit services, audit-related services, tax services and other related services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of service and is subject to a specific budget. The audit committee limits the engagement by the Company of Pender Newkirk & Company LLP for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. During the year ended December 31, 2005, all services provided by Pender Newkirk & Company LLP were pre-approved by the audit committee in accordance with this policy.

The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). In addition, the audit committee has discussed with Pender Newkirk & Company LLP its independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and considered the compatibility of nonaudit services with Pender Newkirk & Company LLP’s independence.

The audit committee discussed with Pender Newkirk & Company LLP the overall scope and plans for their respective audits. The audit committee meets with Pender Newkirk & Company LLP, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board of directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission. The audit committee and the board of directors have also recommended, subject to shareholder approval, the selection of Pender Newkirk & Company LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2006.

Audit Committee

John Micek III, Chairman

Keith Witter

Kwabena Gyimah-Brempong

OTHER BUSINESS

The board of directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met.

2007 ANNUAL MEETING OF STOCKHOLDERS

The Company expects that the 2007 Annual Meeting of Stockholders will be held in May 2007, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Tampa, Florida, and the Company must receive the proposal on or before January 24, 2007, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

The Company’s stockholders are advised that currently there is no deadline for providing the Company timely notice of any stockholder proposal to be submitted at the Company’s 2007 Annual Meeting of Stockholders. However, Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter 45 days before the date corresponding to the date the company first mailed its proxy materials for the prior year’s annual meeting of stockholders. Accordingly, for the Company’s 2007 Annual Meeting of Stockholders, if stockholders do not submit written notice to the Company’s Corporate Secretary, on or before April 9, 2007, the Company may exercise discretionary voting authority under the proxies it solicits in accordance with its best judgment on any stockholder proposal presented at such meeting.

You are cordially invited to attend the Meeting in person. Whether or not you plan to attend the Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors,

Carole R. Wright

Corporate Secretary

Tampa, Florida

May 24, 2006

UTEK CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Clifford M. Gross and Sam Reiber, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hilton Garden Inn, 1700 E. 9th Avenue, Tampa, FL 33605 on June 23, 2006 at 9:00 a.m., local time, and at all adjournments thereof, as indicated on this proxy.

1. FOR ☐	WITHHELD ALL ☐	FOR ALL EXCEPT NOMINEES CROSSED OUT ☐

To elect:

Clifford M. Gross

Sam Reiber

Stuart M. Brooks

Kwabena Gyimah-Brempong

Holly Callen Hamilton

Arthur Chapnik

John Micek III

Keith A. Witter

Francis Maude

to serve as directors (except as marked to the contrary) for the Company for a one year term expiring in 2007 or until their successors are elected and qualified.

INSTRUCTIONS: To withhold authority to vote for any individual, strike a line through his or her name on the list above.

2. FOR ☐	AGAINST ☐	ABSTAIN ☐

To ratify the selection of Pender Newkirk & Company LLP as the Company’s registered independent public accounting firm for 2006.

If any other business is presented at the Meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn the Meeting to another time and/or place for the purpose of soliciting additional proxies.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS LISTED.

Please mark, sign and return this proxy in the enclosed envelope. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement.

Dated

Signature

Please sign your name(s) exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.